DEBT	12 Months Ended
Dec. 31, 2018
Debt Disclosure [Abstract]
DEBT

20.	DEBT

(in thousands of $)	2018	2017

Total long-term and short-term debt	2,565,359	2,410,847
Less: current portion of long-term debt and short-term debt	(730,257)	(1,384,933)
Long-term debt	1,835,102	1,025,914

The outstanding debt as of December 31, 2018 is repayable as follows:

Year ending December 31	Golar debt	VIE debt (1)	Total debt
(in thousands of $)
2019	85,225	646,959	732,184
2020	163,383	82,260	245,643
2021	21,716	82,260	103,976
2022	375,377	82,260	457,637
2023	21,716	82,260	103,976
2024 and thereafter	65,151	873,629	938,780
Total	732,568	1,849,628	2,582,196
Deferred finance charges	(14,494)	(2,343)	(16,837)
Total	718,074	1,847,285	2,565,359

(1) These amounts relate to certain lessor entities (for which legal ownership resides with financial institutions) that we are required to consolidate under U.S. GAAP into our financial statements as variable interest entities (see note 5).

At December 31, 2018 and 2017, our debt was as follows:

(in thousands of $)	2018	2017	Maturity date
Golar Arctic facility	58,300	65,600	2019
Golar Viking facility	46,875	52,083	2020
2017 Convertible bonds	353,661	340,173	2022
Margin Loan	100,000	119,125	2020
FLNG Hilli facility	—	525,000	2018
Hilli shareholder loans:
- Keppel loan	—	44,066	2027
- B&V loan	—	5,000	2027
$1.125 billion facility:
- Golar Bear facility	86,200	96,975	2024/2026*
- Golar Frost facility	87,532	98,474	2024/2026*
Subtotal (excluding lessor VIE loans)	732,568	1,346,496
ICBCL VIE loans:
- Golar Glacier facility	154,226	161,876	2018/2024**
- Golar Snow facility	154,566	162,566	2018/2025**
- Golar Kelvin facility	182,540	182,540	**
- Golar Ice facility	117,888	134,954	**
CMBL VIE loan:
- Golar Tundra facility	121,741	198,613	2026**
CCBFL VIE loan:
- Golar Seal facility	123,524	143,849	2026**
COSCO VIE loan:
- Golar Crystal facility	97,163	104,006	2027**
CSSC VIE loan:
- Hilli facility	897,980	—	2028**
Total debt (gross)	2,582,196	2,434,900
Deferred finance charges	(16,837)	(24,053)
Total debt	2,565,359	2,410,847

* The commercial loan tranche matures earlier of the two dates, with the remaining balance maturing at the latter date. However, in the event that the commercial tranche is not refinanced within five years, the lenders have the option to demand repayment. In October 2018, the maturity of the commercial tranche, and consequently the option to the lenders, was extended by five years, to 2024.
** This represents the total loan facilities drawn down by subsidiaries of ICBCL, CMBL, CCBFL, COSCO and CSSC, which we consider to be VIEs. See note 5.

Golar Arctic facility

In December 2014, we entered into a secured loan facility for $87.5 million for the purpose of refinancing the Golar Arctic. The Golar Arctic facility bears interest at LIBOR plus a margin of 2.25% and is repayable in quarterly installments over a term of five years with a final balloon payment of $52.8 million due in December 2019.

Golar Viking facility

In December 2015, we entered into a $62.5 million secured loan facility, with certain lenders, to finance the Golar Viking upon repossession of the vessel from Equinox. The facility is repayable in quarterly installments over a term of five years with a final balloon payment of $37.8 million due in December 2020. This facility bears interest at LIBOR plus a margin of 2.5%.

2017 Convertible bonds

On February 17, 2017, we closed a new $402.5 million senior unsecured five years 2.75% convertible bond. The conversion rate for the bonds was initially equal to 26.5308 common shares per $1,000 principal amount of the bonds. This is equivalent to an initial conversion price of $37.69 per common share, or a 35% premium on the February 13, 2017 closing share price of $27.92. The conversion price is subject to adjustment for dividends paid. To mitigate the dilution risk of conversion to common equity, we also entered into capped call transactions costing approximately $31.2 million. The capped call transactions cover approximately 10,678,647 common shares, have an initial strike price of $37.69, and an initial cap price of $48.86. The cap price of $48.86, which is a proxy for the revised conversion price, represents a 75% premium on the February 13, 2017 closing share price of $27.92. Including the $31.2 million cost of the capped call, the all-in cost of the bond is approximately 4.3%. Bond proceeds, net of fees and the cost of the capped call, amounted to $360.2 million. On inception, we recognized a liability of $320.3 million and an equity portion of $39.9 million.

During 2018, the quarterly dividends in respect of the second and third quarter results exceeded the dividend threshold and resulted in an adjustment to the initial conversion rate. The distribution of the second quarter results, of $0.125 per share, increased the conversion rate to 26.6102. This corresponds to a conversion price of $37.58. The distribution of the third quarter results, of $0.15 per share, further increased the conversion rate to 26.6375. This corresponds to a conversion price of $37.54.

Margin Loan Facility

We entered into a loan agreement, dated March 3, 2017, among one of our wholly-owned subsidiaries, as borrower, Golar LNG Limited, as guarantor, Citibank, N.A., as administrative agent, initial collateral agent and calculation agent, and Citibank, N.A., as lender. We refer to this as the Margin Loan Facility. Pursuant to the Margin Loan Facility Citibank, N.A. provided a loan in the amount of $150 million. The Margin Loan Facility has a term of three years, an interest rate of LIBOR plus a margin of 3.95% and is secured by our Golar Partners common units and their associated distributions, and in certain cases, cash or cash equivalents. The Margin Loan Facility contains conditions, representations and warranties, covenants (including loan to value requirements), mandatory prepayment events, facility adjustment events, events of default and other provisions customary for a facility of this nature. The loan was primarily used to pay a portion of the amounts due under our 3.75% convertible senior secured bonds due March 2017, or the Prior Convertible Bonds. Concurrently with the repayment of the Prior Convertible Bonds, the trustee for these bonds released our Golar Partners common units that had been pledged to secure them. In connection with the entry into the Margin Loan Facility, we pledged 20,852,291 Golar Partners common units as security for the obligations under the facility. This was increased to 21,226,586 as part of the amendments to the facility in 2018.

During July 2018, amendments to the existing Margin Loan Facility were completed. Although most of the existing terms remain substantially unchanged, the facility will no longer amortize, remaining at $100 million until maturity. Previously the dividend cash received from the pledged Partnership shares was first used to service the interest on the loan, any excess cash was then used to prepay a portion of the principal. Under the modified agreement, any excess cash after servicing the interest will be returned to Golar. Subject to the satisfaction of certain covenants, no further principal repayments will be required ahead of loan maturity in March 2020.

At December 31, 2018, collateral held against the Margin Loan Facility is required to satisfy one of the mandatory prepayment events within the facility, with this having been triggered when the closing price of the Golar Partners common units pledged by us as security for the obligations under the facility fell below a defined threshold. If certain requirements are met, the facility allows for the release of the collateral. See note 14.

FLNG Hilli facility

In September 2015, in connection with the conversion of the Hilli to a FLNG, we entered into agreements with a subsidiary of CSSC for a pre-delivery credit facility and post-delivery sale and leaseback financing.

Hilli pre-delivery facility

Under the pre-delivery credit facility, we entered into an agreement with a subsidiary of CSSC to lend us up to $700 million or 60% of the initial project budget for the conversion of the Hilli to partly finance the costs of conversion. The credit facility was non-amortizing with the principal payable at the earlier of August 30, 2018 or sale of the converted Hilli to a subsidiary of CSSC under the sale and leaseback arrangement (described below under "Hilli post-delivery sale and leaseback financing"). The facility bore interest at a fixed rate of 6.25% per annum. Upon acceptance of the Hilli in June 2018, we repaid $640.0 million on the pre-delivery credit facility and drew down $960.0 million on the post-acceptance sale and leaseback financing.

Hilli post-delivery sale and leaseback financing

On May 31, 2018, the Hilli completed commissioning and acceptance testing procedures, was accepted under the LTA with Perenco and SNH and is began full commercial operation. On June 24, 2018, we repaid $640.0 million on the pre-delivery credit facility and drew down $960.0 million on the post-acceptance sale and leaseback financing in relation to the FLNG Hilli facility. The proceeds of this sale and leaseback financing were used, in part, to pay off the Hilli pre-delivery financing described above. We subsequently leased back the vessel on a bareboat charter for a term of ten years. We have options to repurchase the vessel throughout the charter term at fixed pre-determined amounts, commencing from the fifth year anniversary of the commencement of the bareboat charter, with an obligation to repurchase the vessel at the end of the ten year lease period (see note 5).

Hilli shareholder loans

Keppel loan

In September 2014, our subsidiary, Golar GHK Lessors Limited ("GGHK"), entered into a Sale and Purchase Agreement with KSI Production Pte Ltd (''KSI''), a subsidiary of Keppel, to sell 10% of its ownership in Hilli Corp for $21.7 million. In consideration, KSI paid the equity value of the shares and acquired a portion of the loans made by GGHK to Hilli Corp. The loan amounted to $21.7 million and is shown under "Long-term debt" in our consolidated financial statements as at December 31, 2017. The loan bore interest at 6% per annum. Installment payments of 2.5% of the value of the loan were payable on a six-monthly basis beginning 12 months after final acceptance of the FLNG with a balloon payment 120 months after final acceptance. Since September 2014 through to December 31, 2015, additional cash calls were issued to meet funding requirements relating to the conversion of the Hilli to a FLNG. However, during 2015, due to surplus cash balances it was agreed by the Hilli Corp shareholders to return an amount of surplus cash to both KSI and Golar. The amount to be returned to KSI was $9 million and resulted in a decrease in the Keppel loan by the same. Accordingly, as of December 31, 2017, the balance outstanding under the Keppel shareholder loan was $44.1 million. This loan was converted to equity on the Closing Date of the Hilli Disposal (see note 6).

B&V loan

In November 2014, our subsidiary, GGHK, entered into a Sale and Purchase Agreement with Black & Veatch International Company (''B&V''), a subsidiary of Black & Veatch, to sell approximately 1% of its ownership in Hilli Corp for $5.0 million. In consideration B&V paid the equity value of the shares and acquired a portion of the loans made by GGHK to Hilli Corp. The loan amounted to $5.0 million and is shown under "Long-term debt" in our consolidated financial statements as at December 31, 2017. The loan bore interest at 6% per annum. Installment payments of 2.5% of the value of the loan were payable on a six-monthly basis beginning 12 months after final acceptance of the FLNG with a balloon payment 120 months after final acceptance. This loan was converted to equity on the Closing Date of the Hilli Disposal (see note 6).

$1.125 billion facility

In July 2013, we entered into a $1.125 billion facility to initially fund eight of our newbuildings. The facility bears interest at LIBOR plus a margin. The facility is divided into three tranches, with the following general terms:

Tranche	Proportion of facility	Term of loan from date of drawdown	Repayment terms
K-Sure	40%	12 years	Six-monthly installments
KEXIM	40%	12 years	Six-monthly installments
Commercial	20%	5 years	Six-monthly installments, unpaid balance to be refinanced after 5 years

The facility bears interest at LIBOR plus a margin of 2.10% for the K-Sure tranche of the facility and 2.75% for both the KEXIM and commercial tranche of the loan.

The K-Sure tranche is funded by a consortium of lenders, of which 95% is guaranteed by a Korean Trade Insurance Corporation (or K-Sure) policy; the KEXIM tranche is funded by the Export Import Bank of Korea (or KEXIM). Repayments under the K-Sure and KEXIM tranches are due semi-annually with a 12 year repayment profile. The commercial tranche is funded by a syndicate of banks and is for a term of five years from date of drawdown with a final balloon payment depending on drawdown dates for each respective vessel. In the event the commercial tranche is not refinanced prior to the end of the five years, both K-Sure and KEXIM have an option to demand repayment of the balances outstanding under their respective tranches. In October 2018, the term of the commercial tranche, and consequently the option to K-Sure and KEXIM, was extended by 5 years. The facility is further divided into vessel-specific tranches dependent upon delivery and drawdown, with each borrower being the subsidiary owning the respective vessel.

As of December 31, 2018, the aggregate balance of the facility was $173.7 million and relates to two of our vessels: the Golar Bear and the Golar Frost. However, we continue to guarantee the debt relating to the Golar Celsius and the Golar Penguin that was assumed by Golar Power in connection with the formation transaction in 2016 (see note 6).

Lessor VIE debt

The following loans relate to our lessor VIE entities, including ICBCL, CMBL, CCBFL, COSCO and CSSC, that we consolidate as variable interest entities ("VIEs"). Although we have no control over the funding arrangements of these entities, we consider ourselves the primary beneficiary of these VIEs and we are therefore required to consolidate these loan facilities into our financial results. See note 5 for additional information.

ICBCL VIE loans

Golar Glacier facility

In October 2014, the SPV, Hai Jiao 1401 Limited, which owns the Golar Glacier, entered into secured financing agreements for $184.8 million consisting of senior and junior loan facilities which are denominated in USD. The senior loan facility of $153 million is a 10 year non-recourse loan provided by ICBC Brussels, with first priority lien on the Golar Glacier. The senior loan facility bears interest at LIBOR plus a margin and is repayable in semi-annual installments with a balloon payment on maturity. The short-term junior loan facility of $31.8 million is provided by ICBCIL Finance Co., a related party of ICBCL. The junior loan facility bears interest at 6% and is repayable on demand.

Golar Snow facility
In January 2015, the SPV, Hai Jiao 1402 Limited, which owns the Golar Snow, entered into secured financing agreements for $182.6 million consisting of senior and junior loan facilities which are denominated in USD. The senior loan facility of $160.0 million is a 10 year non-recourse loan provided by ICBC Brussels, with a first priority lien on the Golar Snow. The senior loan facility bears interest at LIBOR plus a margin and is repayable in semi-annual installments with a balloon payment on maturity. The short-term junior loan facility of $22.6 million is provided by ICBCIL Finance Co., a related party of ICBCL. The junior loan facility bears interest at 6% and is repayable on demand.

Golar Kelvin facility
In January 2015, the SPV, Hai Jiao 1405 Limited, which owns the Golar Kelvin, entered into a secured financing agreement for $182.5 million. The loan facility is provided by ICBCIL Finance Co., a related party of ICBCL. The loan facility is denominated in USD, bears interest at 6% and is repayable on demand.

Golar Ice facility

In February 2015, the SPV, Hai Jiao 1406 Limited, which owns the Golar Ice, entered into a secured financing agreement for $172.0 million. The loan facility is provided by Skysea Malta Capital Company Limited, a related party of ICBCL. The loan facility is denominated in USD, bears interest at 2.78% and is repayable on demand.

CMBL VIE loan - Golar Tundra facility

In November 2015, the SPV, Sea 24 Leasing Co Ltd, which owns the Golar Tundra, entered into a secured financing agreement. The loan facility is denominated in USD, bears interest at LIBOR plus a margin and was repayable in 2016. In April 2016, Sea 24 Leasing Co Ltd refinanced its debt facilities and entered into long-term debt facilities (the "Tundra Lessor VIE Debt facilities"). The Tundra Lessor VIE Debt facilities bear interest at LIBOR plus a margin and are repayable as balloon payments on maturity.

A pre-condition of the Golar Tundra lease financing with CMBL is for the FSRU to be employed under an effective charter. The termination of the WAGL charter by us means that we now have to find a replacement charter by June 30, 2019 or we could be required to refinance the FSRU. As a result, we have classified the Golar Tundra facility as short-term debt as of December 31, 2018.

CCBFL VIE loan - Golar Seal facility

In March 2016, the SPV, Compass Shipping 1 Corporation Limited, which owns the Golar Seal, entered into a long-term loan facility for $162.4 million. The loan facility is denominated in USD, is a 10 year loan, bears interest at 3.5% and is repayable in quarterly installments with a balloon payment on maturity.

COSCO VIE loan - Golar Crystal facility

In March 2017, the SPV, Oriental Fleet LNG 01 Limited, which owns the Golar Crystal, obtained an internal loan from its parent company, COSCO Shipping, to fund the purchase of the Golar Crystal. The internal loan bore no interest and was repayable on demand.

In April 2018, Oriental Fleet LNG 01 Limited, entered into a long-term loan facility for $101.0 million. The loan facility is provided by a related party of COSCO Shipping. The loan facility is denominated in USD, is a 10 year loan, limited to the term of the bareboat charter, bears interest at LIBOR plus a margin and is repayable in monthly installments with a balloon payment on maturity.

CSSC VIE loan - Hilli facility

In June 2018, the SPV, Fortune Lianjiang Shipping S.A., which owns the Hilli, entered into a secured financing agreement for $840.0 million. This loan facility is a 10 year non-recourse loan denominated in USD, bears interest at LIBOR plus a margin and is repayable in quarterly installments with a balloon payment on maturity. In addition to this facility, the SPV entered into an internal loan with CSSC for $120.0 million. This loan bears no interest and is repayable on demand.

Debt restrictions

Certain of our debts are collateralized by ship liens and, in the case of some debt, pledges of shares by each guarantor subsidiary. The existing financing agreements impose operating and financing restrictions which may significantly limit or prohibit, among other things, our ability to incur additional indebtedness, create liens, sell capital shares of subsidiaries, make certain investments, engage in mergers and acquisitions, purchase and sell vessels, enter into time or consecutive voyage charters or pay dividends without the consent of the lenders. In addition, lenders may accelerate the maturity of indebtedness under financing agreements and foreclose upon the collateral securing the indebtedness upon the occurrence of certain events of default, including a failure to comply with any of the covenants contained in the financing agreements. Many of our debt agreements contain certain covenants, which require compliance with certain financial ratios. Such ratios include current assets: liabilities and minimum net worth and minimum free cash restrictions. With regards to cash restrictions, we have covenanted to retain at least $50.0 million of cash and cash equivalents on a consolidated group basis. In addition, as of December 31, 2018 there are cross default provisions in certain of our and Golar Partners' and Golar Power's loan and lease agreements.

In addition to lien security, some of our debt is also collateralized through pledges of equity shares by our guarantor subsidiaries.

As of December 31, 2018, we were in compliance with all our covenants under our various loan agreements.